Summary Prospectus Supplement October 1, 2023

For the following series with summary prospectuses dated January 1, 2023 (as supplemented to date):

American Funds® Portfolio Series American Funds® Tax-Aware Conservative Growth and Income Portfolio American Funds® Preservation Portfolio American Funds® Tax-Exempt Preservation Portfolio

1. The “Shareholder fees” table in the “Fees and expenses of the fund” section of the American Funds Tax-Aware Conservative Growth and Income Portfolio summary prospectus is amended to read as follows. Except as indicated below the table, footnotes remain unchanged.

Shareholder fees (fees paid directly from your investment)
Share class:	A	C	T	All F share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.75%	none	2.50%	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	0.75[1]	1.00%	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none
Redemption or exchange fees	none	none	none	none
[1]	A contingent deferred sales charge of 0.75% applies on certain redemptions made within 18 months following purchases of $500,000 or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.

2. The footnote under the “Shareholder fees” table in the “Fees and expenses of the fund” section of the American Funds Preservation Portfolio summary prospectus is amended to read as follows:

[1]	A contingent deferred sales charge of 0.75% for Class A shares and 1.00% for Class 529-A shares applies on certain redemptions made within 18 months following purchases of $250,000 or more for Class A and $1 million or more for Class 529-A and Class ABLE-A made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.

3. The footnote under the “Shareholder fees” table in the “Fees and expenses of the fund” section of the American Funds Tax-Exempt Preservation Portfolio summary prospectus is amended to read as follows.

[1]	A contingent deferred sales charge of 0.75% applies on certain redemptions made within 18 months following purchases of $250,000 or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.

Keep this supplement with your summary prospectus.

Lit. No. MFGEBS-563-1023P Printed in USA CGD/TM/10039-S98696

THE FUND PROVIDES A SPANISH TRANSLATION OF THE ABOVE SUMMARY PROSPECTUS SUPPLEMENT IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE FOLLOWING IS A FAIR AND ACCURATE ENGLISH TRANSLATION OF A SPANISH LANGUAGE SUMMARY PROSPECTUS SUPPLEMENT FOR THE FUND.

/s/	COURTNEY R. TAYLOR
COURTNEY R. TAYLOR
SECRETARY